   As filed with the Securities and Exchange Commission on December 2, 1999

                                  SCHEDULE 14A
                                 (Rule 14a-101)

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                   MUNIHOLDINGS NEW YORK INSURED FUND, INC.
                       MUNIHOLDINGS NEW YORK FUND, INC.
                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.
                 MUNIHOLDINGS NEW YORK INSURED FUND III, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                                 Same as above
--------------------------------------------------------------------------------
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                   MUNIHOLDINGS NEW YORK INSURED FUND, INC.
                       MUNIHOLDINGS NEW YORK FUND, INC.
                  MUNIHOLDINGS NEW YORK INSURED FUND II, INC.
                 MUNIHOLDINGS NEW YORK INSURED FUND III, INC.

November 22, 1999


Dear Stockholder:

     Recently, you received a joint proxy statement and prospectus describing a proposed reorganization of the listed funds in which MuniHoldings New York Insured Fund, Inc. (the "surviving fund") would acquire the assets and assume the liabilities of MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc., and MuniHoldings New York Insured Fund III, Inc. in exchange for shares of the common stock and auction market preferred stock of the surviving fund. At the time the proxy statement and prospectus was mailed, the audited financial statements of the funds with a fiscal year ending September 30, 1999 were not available.

     For that reason and in order to ensure that you have all the information you might need about the proposed reorganization, we have enclosed the Annual Report to Stockholders for each of MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. which contains that fund's audited financial statements for the year ended September 30, 1999.

     If you have not yet completed and returned your proxy card we urge you to do so now. Your vote is important. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings New York
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

#NYINS2--9/99


Muniholdings
New York Insured
Fund II, Inc.

Strategic
Performance

Annual Report
September 30, 1999

[RECYCLE LOGO] Printed on post-consumer recycled paper

--------------------------------------------------------------------------------
                  MuniHoldings New York Insured Fund II, Inc.
--------------------------------------------------------------------------------

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.


To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                 MuniHoldings New York Insured Fund II, Inc., September 30, 1999

--------------------------------------------------------------------------------
DEAR SHAREHOLDER
--------------------------------------------------------------------------------

Since inception (October 1, 1998) through September 30, 1999, the Common Stock of MuniHoldings New York Insured Fund II, Inc. earned $0.794 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.53%, based on a month-end net asset value of $12.16 per share. During the same period, the total investment return on the Fund's Common Stock was -14.47%, based on a change in per share net asset value from $15.00 to $12.16, and assuming reinvestment of $0.727 per share income dividends.

For the six months ended September 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.20% for Series A and 3.21% for Series B.

The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion
On September 23, 1999, MuniHoldings New York Insured Fund II, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New York Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings New York Fund, Inc. and MuniHoldings New York Insured Fund III, Inc. in exchange for newly issued shares of MuniHoldings New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings New York Insured Fund II, Inc.

Sincerely,



/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager




October 22, 1999

                 MuniHoldings New York Insured Fund II, Inc., September 30, 1999

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

                       S&P        Moody's     Face                                                                         Value
   STATE              Ratings     Ratings    Amount   Issue                                                              (Note 1a)
==================================================================================================================================
New York - 99.3%      AAA         Aaa       $ 4,000   Long Island Power Authority, New York, Electric System
                                                      Revenue Refunding Bonds, Series A, 5.125% due 12/01/2022 (d)       $   3,640
----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa         5,500   Metropolitan Transportation Authority, New York, Dedicated
                                                      Tax Fund Revenue Bonds, Series A, 5% due 4/01/2029 (d)                 4,819
----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa         4,000   Metropolitan Transportation Authority, New York, Transit
                                                      Facilities Revenue Refunding Bonds, Series C, 4.75% due
                                                      7/01/2016 (d)                                                          3,534
----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa         6,000   Nassau County, New York, GO, General Improvement, Series B,
                                                      5.25% due 6/01/2023 (a)                                                5,495
----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa         2,000   Nassau County, New York, IDA, Civic Facilities Revenue
                                                      Refunding Bonds (Hofstra University Project), 4.75% due
                                                      7/01/2028 (e)                                                          1,669
----------------------------------------------------------------------------------------------------------------------------------
                                                      New York City, New York, City Municipal Water Finance
                                                      Authority, Water and Sewer System Revenue Refunding Bonds:
                      AAA         Aaa         2,500     Series B, 5% due 6/15/2029 (d)                                       2,189
                      AAA         Aaa         5,000     Series B, 5.125% due 6/15/2030 (b)                                   4,461
                      AAA         Aaa         1,000     Series D, 4.75% due 6/15/2025 (b)                                      843
----------------------------------------------------------------------------------------------------------------------------------
                      AAA         NR*         8,000   New York City, New York, City Transitional Finance Authority
                                                      Revenue Bonds, RIB, Series 141, 6.87% due 5/01/2025 (b)(g)             7,400
----------------------------------------------------------------------------------------------------------------------------------
                                                      New York City, New York, GO:
                      AAA         Aaa         5,000     Series C, 5% due 8/15/2028 (d)                                       4,385
                      AAA         Aaa        10,000     Series H, 5% due 3/15/2029 (b)                                       8,762
                      A1c         VMIG1+        200     VRDN, Series B, Sub-Series B-6, 3.05% due 8/15/2005 (e)(f)             200
                      A1+         VMIG1+        200     VRDN, Sub-Series A-4, 3.95% due 8/01/2022 (f)                          200
----------------------------------------------------------------------------------------------------------------------------------
                                                      New York State Dormitory Authority, Lease Revenue Bonds:
                      AAA         Aaa         3,400     (Municipal Health Facilities Improvement Program), Series
                                                        1, 4.75% due 1/15/2029 (d)                                           2,833
                      AAA         Aaa           645     (Office Facilities--Audit and Control), 5.50% due 4/01/2023 (e)        623
----------------------------------------------------------------------------------------------------------------------------------
                                                      New York State Dormitory Authority Revenue Bonds:
                      AAA         Aaa         4,100     (City University Systems Consolidation), Third Generation,
                                                        Series 1, 5.375% due 7/01/2025 (a)                                   3,868
                      AAA         Aaa         2,325     (Gustavus Adolphus Childrens School), Series B, 5.50%
                                                        due 7/01/2018 (a)                                                    2,257
                      AAA         Aaa         4,000     (Mental Health Services Facilities), Series B, 5.375%
                                                        due 2/15/2026 (d)                                                    3,756
                      NR*         Aaa         2,000     RIB, Series 156, 6.853% due 8/01/2029 (a)(c)(g)                      1,760
                      AAA         Aaa         4,000     (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)                3,738
                      AAA         Aaa         5,000     (State University Educational Facilities), Series B, 4.75%
                                                        due 5/15/2028 (e)                                                    4,174
----------------------------------------------------------------------------------------------------------------------------------
                                                      New York State Dormitory Authority, Revenue Refunding Bonds:
                      AAA         Aaa         4,300     (City University Systems), Third Generation Resources,
                                                        Series 1, 5.50% due 7/01/2024 (e)                                    4,142
                      AAA         NR*         1,000     (Hospital Mortgage-United Health Services Hospitals),
                                                        5.375% due 8/01/2027 (a)(c)                                            938
                      NR*         Aaa         2,445     (Ithaca College), 5% due 7/01/2026 (a)                               2,153
                      A1+         VMIG1+      1,700     (Memorial Sloan-Kettering), VRDN, Series A, 3.95%
                                                        due 7/01/2019 (f)                                                    1,700
                      AAA         Aaa         3,000     (North Shore University Hospital), 5% due 11/01/2023 (e)             2,662
                      AAA         Aaa         1,425     (Rochester Institute of Technology), 5.25% due 7/01/2022 (e)         1,327
                      AAA         Aaa         6,000     (University of Rochester), Series A, 5% due 7/01/2023 (e)            5,342
----------------------------------------------------------------------------------------------------------------------------------
                                                      New York State Energy Research and Development Authority,
                                                        PCR, Refunding, Series A (a):
                      AAA         Aaa         2,000     (Central Hudson Gas and Electric),
                                                        5.45% due 8/01/2027                                                  1,903
                      AAA         Aaa         2,550     (Niagara Mohawk Power Project),
                                                        5.15% due 11/01/2025                                                 2,309
----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa         3,000   New York State Environmental Facilities Corporation,
                                                        Special Obligation Revenue Refunding Bonds
                                                        (Riverbank State Park), 5.125% due 4/01/2022 (a)                     2,734
----------------------------------------------------------------------------------------------------------------------------------
                      NR*         Aa2         9,125   New York State Mortgage Agency Revenue Bonds
                                                        (Homeowner Mortgage), AMT, Series 73-A, 5.30% due 10/01/2028         8,264
----------------------------------------------------------------------------------------------------------------------------------
                      NR*         Aa2         5,000   New York State Mortgage Agency, Revenue Refunding Bonds,
                                                        AMT, Series 82, 5.65% due 4/01/2030                                  4,743
----------------------------------------------------------------------------------------------------------------------------------
                                                      New York State Urban Development Corporation Revenue Bonds (a):
                      AAA         Aaa         2,465     (Correctional Capital Facilities),
                                                        Series 6, 5.375% due 1/01/2025                                       2,327
                      AAA         Aaa         3,000     (Correctional Facilities Service
                                                        Contract), Series B, 4.75% due 1/01/2028                             2,507
----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa         1,500   Saint Lawrence County, New York, Industrial Development
                                                      Civic Facility Revenue Bonds (Saint Lawrence University Project),
                                                      Series A, 5% due 7/01/2028 (e)                                         1,316
----------------------------------------------------------------------------------------------------------------------------------
                      NR*         Aaa         2,500   Schenectady, New York, IDA, Civic Facility Revenue Bonds
                                                      (Union College Project), Series A, 5.45% due 12/01/2029 (a)            2,374
----------------------------------------------------------------------------------------------------------------------------------
                      AAA         Aaa         3,500   Triborough Bridge and Tunnel Authority, New York,
                                                      Special Obligation Revenue Refunding Bonds,
                                                      Series A, 4.75% due 1/01/2024 (e)                                      2,968
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $131,104) -- 99.3%                                                                              120,315
Other Assets Less Liabilities -- 0.7%                                                                                          811
                                                                                                                         ---------
Net Assets -- 100.0%                                                                                                     $ 121,126
                                                                                                                         =========
==================================================================================================================================

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FHA Insured
(d) FSA Insured.
(e) MBIA Insured.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
  * Not Rated.
  + Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.
================================================================================
Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes

                 MuniHoldings New York Insured Fund II, Inc., September 30, 1999

--------------------------------------------------------------------------------
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
--------------------------------------------------------------------------------

                         As of September 30, 1999
===================================================================================================================================
Assets:                  Investments, at value (identified cost -- $131,103,616)(Note 1a)..........                    $120,314,544
                         Interest receivable.......................................................                       1,912,343
                         Deferred organization expenses (Note 1e)..................................                          10,602
                         Prepaid expenses and other assets.........................................                         358,692
                                                                                                                       ------------
                         Total assets..............................................................                     122,596,181
                                                                                                                       ------------
===================================================================================================================================
Liabilities:             Payables:
                           Securities purchased.................................................... $    840,051
                           Custodian bank (Note 1g)................................................      333,925
                           Dividends to shareholders (Note 1f).....................................      177,629
                           Offering costs (Note 1e)................................................       53,282
                           Investment adviser (Note 2).............................................        5,460          1,410,347
                                                                                                    ------------
                         Accrued expenses..........................................................                          60,268
                                                                                                                       ------------
                         Total liabilities.........................................................                       1,470,615
                                                                                                                       ------------
===================================================================================================================================
Net Assets:              Net assets................................................................                    $121,125,566
                                                                                                                       ============
===================================================================================================================================
Capital:                 Capital Stock (200,000,000 shares authorized)(Note 4):
                           Preferred Stock, par value $.10 per share (2,120 shares of AMPS*
                           issued and outstanding at $25,000 per share liquidation preference).....                    $ 53,000,000
                           Common Stock, par value $.10 per share (5,601,930 shares issued and
                           outstanding)............................................................ $    560,193
                         Paid-in capital in excess of par..........................................   82,667,379
                         Undistributed investment income -- net....................................      409,889
                         Accumulated realized capital losses on investments -- net (Note 5)........   (4,722,823)
                         Unrealized depreciation on  investments -- net ...........................  (10,789,072)
                                                                                                    ------------
                         Total -- Equivalent to $12.16 net asset value per share of Common
                           Stock (market price -- $12.125).........................................                      68,125,566
                                                                                                                       ------------
                         Total capital.............................................................                    $121,125,566
                                                                                                                       ============
===================================================================================================================================

                        *Auction Market Preferred Stock.
                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                         For the Period October 1, 1998+ to September 30, 1999
===================================================================================================================================
Investment               Interest and amortization of premium and discount earned..................                    $  6,705,056
Income (Note 1d):
===================================================================================================================================
Expenses:                Investment advisory fees (Note 2)......................................... $    700,480
                         Commission fees (Note 4)..................................................      123,893
                         Professional fees.........................................................       49,182
                         Accounting services (Note 2)..............................................       49,112
                         Transfer agent fees.......................................................       35,014


                         Directors' fees and expenses..............................................       23,102
                         Listing fees..............................................................       16,151
                         Custodian fees............................................................        9,007
                         Printing and shareholder reports..........................................        8,943
                         Pricing fees..............................................................        4,565
                         Amortization of organization expenses (Note 1e)...........................          648
                         Other.....................................................................        8,485
                                                                                                    ------------
                         Total expenses before reimbursement.......................................    1,028,582
                         Reimbursement of expenses (Note 2)........................................     (379,059)
                                                                                                    ------------
                         Total expenses after reimbursement........................................                         649,523
                                                                                                                       ------------
                         Investment income -- net..................................................                       6,055,533
                                                                                                                       ------------
===================================================================================================================================
Realized &               Realized loss on investments -- net.......................................                      (4,722,823)
Unrealized Loss on       Unrealized depreciation on investments -- net ............................                     (10,789,072)
Investments -- Net                                                                                                     ------------
(Notes 1b, 1d & 3):      Net Decrease in Net Assets Resulting from Operations......................                    $ (9,456,362)
                                                                                                                       ============
===================================================================================================================================

                        +Commencement of operations.
                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                     For the Period
                                                                                                                October 1, 1998+ to
                         Increase (Decrease) in Net Assets:                                                      September 30, 1999
===================================================================================================================================
Operations:              Investment income -- net..............................................................        $  6,055,533
                         Realized loss on investments -- net...................................................          (4,722,823)
                         Unrealized depreciation on investments -- net.........................................         (10,789,072)
                                                                                                                       ------------
                         Net decrease in net assets resulting from operations..................................          (9,456,362)
                                                                                                                       ------------
===================================================================================================================================
Dividends to             Investment income -- net:
Shareholders               Common Stock........................................................................          (4,059,270)
(Note 1f):                 Preferred Stock.....................................................................          (1,586,374)
                                                                                                                       ------------
                         Net decrease in net assets resulting from dividends to shareholders...................          (5,645,644)
                                                                                                                       ------------
===================================================================================================================================
Capital Stock            Proceeds from issuance of Common Stock................................................          83,250,000
Transactions             Proceeds from issuance of Preferred Stock.............................................          53,000,000
(Notes 1e & 4):          Value of shares issued to Common Stock shareholders in reinvestment of dividends......             641,004
                         Offering costs resulting from the issuance of Common Stock............................            (230,865)
                         Offering and underwriting costs resulting from the issuance of Preferred Stock........            (532,572)
                                                                                                                       ------------
                         Net increase in net assets derived from capital stock transactions....................         136,127,567
                                                                                                                       ------------
===================================================================================================================================
Net Assets:              Total increase in net assets..........................................................         121,025,561
                         Beginning of period...................................................................             100,005
                                                                                                                       ------------
                         End of period*........................................................................        $121,125,566
                                                                                                                       ============
===================================================================================================================================
                        *Undistributed investment income -- net................................................        $    409,889
                                                                                                                       ============
===================================================================================================================================

                        +Commencement of operations.
                         See Notes to Financial Statements.

                 Muniholdings New York Insured Fund II, Inc., September 30, 1999

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                                     For the Period
                                                                                                               October 1, 1998+ to
                         Increase (Decrease) in Net Asset Value:                                                September 30, 1999
===================================================================================================================================
Per Share                Net asset value, beginning of period.........................................              $     15.00
Operating                                                                                                           -----------
Performance:             Investment income -- net.....................................................                     1.08
                         Realized and unrealized loss on investments -- net...........................                    (2.77)
                                                                                                                    -----------
                         Total from investment operations.............................................                    (1.69)
                                                                                                                    -----------
                         Less dividends to Common Stock shareholders from investment income -- net                         (.73)
                                                                                                                    -----------
                         Capital charge resulting from issuance of Common Stock.......................                     (.04)
                                                                                                                    -----------
                         Effect of Preferred Stock activity:++
                           Dividends to Preferred Stock shareholders:
                              Investment income -- net................................................                     (.28)
                           Capital charge resulting from issuance of Preferred Stock..................                     (.10)
                                                                                                                    -----------
                         Total effect of Preferred Stock activity.....................................                     (.38)
                                                                                                                    -----------
                         Net asset value, end of period...............................................              $     12.16
                                                                                                                    ===========
                         Market price per share, end of period........................................              $    12.125
                                                                                                                    ===========
===================================================================================================================================
Total Investment         Based on market price per share..............................................                   (14.71%)++
Return:**                                                                                                           ===========
                         Based on net asset value per share...........................................                   (14.47%)++
                                                                                                                    ===========
===================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement***......................................                      .84%
Average Net Assets of                                                                                               ===========
Common Stock:            Total expenses***............................................................                     1.33%
                                                                                                                    ===========
                         Total investment income -- net***............................................                     7.82%
                                                                                                                    ===========
                         Amount of dividends to Preferred Stock shareholders..........................                     2.05%
                                                                                                                    ===========
                         Investment income -- net, to Common Stock shareholders.......................                     5.77%
                                                                                                                    ===========
===================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement.........................................                      .51%
Total Average Net                                                                                                   ===========
Assets:+++***            Total expenses...............................................................                      .81%
                                                                                                                    ===========
                         Total investment income -- net...............................................                     4.75%
                                                                                                                    ===========
===================================================================================================================================
Ratios Based on          Dividends to Preferred Stock shareholders....................................                     3.18%*
Average Net Assets of                                                                                               ===========
Preferred Stock:
===================================================================================================================================
Supplemental             Net assets, net of Preferred Stock, end of period (in thousands).............              $    68,126
Data:                                                                                                               ===========
                         Preferred Stock outstanding, end of period (in thousands)....................              $    53,000
                                                                                                                    ===========
                         Portfolio turnover...........................................................                   164.59%
                                                                                                                    ===========
===================================================================================================================================
Leverage:                Asset coverage per $1,000....................................................              $     2,285
                                                                                                                    ===========


===================================================================================================================================
Dividends Per Share on   Series A -- Investment income -- net.........................................              $       745
Preferred Stock                                                                                                     ===========
Outstanding:             Series B -- Investment income -- net.........................................              $       752
                                                                                                                    ===========
===================================================================================================================================

 * Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
  +Commencement of operations.
 ++The Fund's Preferred Stock was issued on October 22, 1998.
+++Includes Common and Preferred Stock average net assets.
 ++Aggregate total investment return.


                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:
MuniHoldings New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on October 1, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 18, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNU. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

                 Muniholdings New York Insured Fund II, Inc., September 30, 1999

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses -- Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on October 1, 1999. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from an unprojected payment of net investment income dividends.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period October 1, 1998 to September 30, 1999, FAM earned fees of $700,480, of which $348,082 was voluntarily waived. In addition, FAM also reimbursed the Fund $30,977 in additional expenses.

During the period October 1, 1998 to September 30, 1999, Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $397,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 1, 1998 to September 30, 1999 were $340,101,198 and $206,199,097, respectively.

Net realized gains (losses) for the period October 1, 1998 to September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized         Unrealized
                                               Gains (Losses)        Losses
--------------------------------------------------------------------------------
Long-term investments......................     $(4,826,018)      $(10,789,072)
Financial futures contracts................         103,195                 --
                                                -----------       ------------
Total......................................     $(4,722,823)      $(10,789,072)
                                                ===========       ============
--------------------------------------------------------------------------------

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $10,837,040, all of which related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $131,151,584.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period October 1, 1998 to September 30, 1999 increased by 5,550,000 from shares sold and by 45,263 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 1999 were for Series A, 3.40% and Series B, 4.10%.

In connection with the offering of AMPS, the Board of Directors reclassified 2,120 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period October 1, 1998 to September 30, 1999 increased by 2,120 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period October 1, 1998 to September 30, 1999, MLPF&S, an affiliate of FAM, earned $65,883 as commissions.

5. Capital Loss Carryforward:
At September 30, 1999, the Fund had a net capital loss carryforward of approximately $529,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:
On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New York Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings New York Fund, Inc. and MuniHoldings New York Insured Fund III, Inc. in exchange for newly issued shares of MuniHoldings New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by FAM.

7. Subsequent Event:
On October 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067000 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.

                 Muniholdings New York Insured Fund II, Inc., September 30, 1999

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors,
MuniHoldings New York Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New York Insured Fund II, Inc., including the schedule of investments, as of September 30, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from October 1, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund II, Inc. at September 30, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 1, 1998 to September 30, 1999 in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

MetroPark, New Jersey
November 11, 1999

--------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

All of the net investment income distributions paid by MuniHoldings New York Insured Fund II, Inc. during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

--------------------------------------------------------------------------------
MANAGED DIVIDEND POLICY
--------------------------------------------------------------------------------

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

--------------------------------------------------------------------------------
QUALITY PROFILE (unaudited)
--------------------------------------------------------------------------------

The quality ratings of securities in the Fund as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                             Percent of
 S&P Rating/Moody's Rating                                   Net Assets
--------------------------------------------------------------------------------
 AAA/Aaa                                                       86.9%
--------------------------------------------------------------------------------
 AA/Aa                                                         10.7
--------------------------------------------------------------------------------
 Other+                                                         1.7
--------------------------------------------------------------------------------

+Temporary investments in short-term municipal securities.

                 Muniholdings New York Insured Fund II, Inc., September 30, 1999

--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Terry K. Glenn, President and Director         Custodian
James H. Bodurtha, Director                    State Street Bank and Trust Company
Herbert I. London, Director                    225 Franklin Street
Robert R. Martin, Director                     Boston, MA 02110
Joseph L. May, Director
Andre F. Perold, Director                      Transfer Agents
Arthur Zeikel, Director                        Common Stock:
Vincent R. Giordano, Senior Vice President     State Street Bank and Trust Company
Robert A. DiMella, Vice President              225 Franklin Street
Kenneth A. Jacob, Vice President               Boston, MA 02110
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer  Preferred Stock:
Alice A. Pellegrino, Secretary                 The Bank of New York
                                               100 Church Street
                                               New York, NY 10286

                                               NYSE Symbol
                                               MNU

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings New York
Insured Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          NYINS3--9/99


[LOGO] Printed on post-consumer recycled paper


                              MUNIHOLDINGS
                              NEW YORK INSURED
                              FUND III, INC.



                                   [GRAPHIC]


                              Annual Report
                              September 30, 1999

--------------------------------------------------------------------------------
                 MuniHoldings New York Insured Fund III, Inc.
--------------------------------------------------------------------------------

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund III, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                MuniHoldings New York Insured Fund III, Inc., September 30, 1999

--------------------------------------------------------------------------------
DEAR SHAREHOLDER
--------------------------------------------------------------------------------

Since inception (January 29, 1999) through September 30, 1999, the Common Stock of MuniHoldings New York Insured Fund III, Inc. earned $0.550 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.70%, based on a month-end net asset value of $12.22 per share. During the same period, the total investment return on the Fund's Common Stock was -15.55%, based on a change in per share net asset value from $15.00 to $12.22, and assuming reinvestment of $0.483 per share income dividends.

For the six-month period ended September 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.15%.

The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/ casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion
On September 23, 1999, MuniHoldings New York Insured Fund III, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New York Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings New York Fund, Inc. and MuniHoldings New York Insured Fund II, Inc. in exchange for newly issued shares of MuniHoldings New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by Fund Asset Management, L.P. We appreciate your investment in the MuniHoldings New York Insured Fund III, Inc.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager


October 25, 1999

                MuniHoldings New York Insured Fund III, Inc., September 30, 1999

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

                     S&P    Moody's   Face                                                                                Value
STATE              Ratings  Ratings  Amount   Issue                                                                     (Note 1a)
==================================================================================================================================
New York--99.4%    NR*      Aaa      $1,705   Albany County, New York, Airport Authority, Airport Revenue Bonds, AMT,
                                              RITR, Series RI-7, 7.72% due 12/15/2023 (d)(g)                            $   1,725
                   --------------------------------------------------------------------------------------------------------------
                   NR*      Aaa       3,000   Allegany County, New York, IDA, Civic Facilities Revenue Refunding Bonds
                                              (Alfred University), 5% due 8/01/2028 (b)                                     2,631
                   --------------------------------------------------------------------------------------------------------------
                                              Long Island Power Authority, New York, Electric System Revenue Refunding
                                              Bonds, Series A:
                   AAA     Aaa      2,000       5.125% due 12/01/2022 (d)                                                   1,820
                   AAA     Aaa      5,000       5.50% due 12/01/2029 (b)                                                    4,787
                   --------------------------------------------------------------------------------------------------------------
                                              Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue
                                              Bonds, Series A:
                   AAA     Aaa      5,250       5% due 4/01/2023 (c)                                                        4,678
                   AAA     Aaa      4,000       5.25% due 4/01/2026 (b)                                                     3,684
                   AAA     Aaa      3,000       5% due 4/01/2029 (d)                                                        2,628
                   --------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      5,000     Metropolitan Transportation Authority, New York, Transit Facilities Revenue
                                              Refunding Bonds, Series A, 4.75% due 7/01/2021 (b)                            4,295
                   --------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      4,000     Nassau County, New York, IDA, Civic Facilities Revenue Refunding Bonds
                                              (Hofstra University Project), 4.75% due 7/01/2028 (b)                         3,338
                   --------------------------------------------------------------------------------------------------------------
                   NR*     A1       4,000     New York City, New York, City Municipal Water Finance Authority, Water and
                                              Sewer System Revenue Bonds, RITR, Series 21, 7.07% due 6/15/2029 (g)          3,810
                   --------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      1,250     New York City, New York, City Municipal Water Finance Authority, Water and
                                              Sewer System Revenue Refunding Bonds, Series D, 4.75% due 6/15/2025 (b)       1,054
                   --------------------------------------------------------------------------------------------------------------
                   AA      Aa3      3,500     New York City, New York, City Transitional Finance Authority Revenue Bonds,
                                              Future Tax Secured, Series C, 5.50% due 5/01/2025                             3,365
                   --------------------------------------------------------------------------------------------------------------
                                              New York State Dormitory Authority, Lease Revenue Bonds (Municipal Health
                                              Facilities Improvement Program), Series 1 (d):
                   AAA     Aaa      2,000       5% due 1/15/2019                                                            1,800
                   AAA     Aaa      4,250       4.75% due 1/15/2029                                                         3,541
                   --------------------------------------------------------------------------------------------------------------
                                              New York State Dormitory Authority Revenue Bonds:
                   NR*     Aaa      2,000       RIB, Series 156, 7.393% due 8/01/2029 (a)(e)(g)                             1,760
                   AAA     Aaa      3,500       (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(e)                       3,271
                   AAA     Aaa      2,500       (State University Educational Facilities), Series B, 4.75% due
                                                5/15/2028 (b)                                                               2,087
                   --------------------------------------------------------------------------------------------------------------
                                              New York State Dormitory Authority, Revenue Refunding Bonds:
                   AAA     NR*      5,000       (City University), Consolidated Third, Series 1, 5.25% due 7/01/2025 (c)    4,615
                   AAA     NR*      1,000       (Hospital Mortgage--United Health Services Hospitals), 5.375% due
                                                8/01/2027 (a)(e)                                                              938
                   AAA     Aaa      6,250       (Hospital for Special Surgery), 5% due 2/01/2028 (b)(e)                     5,472
                   NR*     Aaa      1,020       (Ithaca College), 5% due 7/01/2026 (a)                                        898
                   AAA     Aaa      8,000       (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(e)           6,692
                   AAA     Aaa      3,750       (New York Medical College), 4.75% due 7/01/2027 (b)                         3,138
                   AAA     Aaa      3,000       (State University Educational Facilities), Series A, 4.75% due 5/15/2025(b) 2,529
                   --------------------------------------------------------------------------------------------------------------
                   A1+     NR*      2,550       New York State Energy Research and Development Authority, PCR
                                                (Niagara Mohawk Power Corporation Project), DATES, Series A, 3.95%
                                                due 7/01/2015 (f)                                                           2,550
                   --------------------------------------------------------------------------------------------------------------
                                                New York State Energy Research and Development Authority, PCR, Refunding,
                                                Series A (a):
                   AAA     Aaa      2,000       (Central Hudson Gas and Electric), 5.45% due 8/01/2027                      1,903



                   AAA     Aaa      3,800       (Niagara Mohawk Power Project), 5.15% due 11/01/2025                        3,441
                   --------------------------------------------------------------------------------------------------------------
                                                New York State Mortgage Agency, Revenue Refunding Bonds, AMT:
                   NR*     NR*      2,997       RITR, Series 24, 7.27% due 10/01/2028 (g)                                   2,972
                   NR*     Aa2      5,000       Series 82, 5.65% due 4/01/2030                                              4,743
                   --------------------------------------------------------------------------------------------------------------
                   A1+     VMIG1+     550       New York State Thruway Authority, General Revenue Bonds, VRDN, 3.90%
                                                due 1/01/2024 (c)(f)                                                          550
                   --------------------------------------------------------------------------------------------------------------
                                                New York State Urban Development Corporation Revenue Bonds (a):
                   AAA     NR*      5,500       (Community Enhancement Facilities), 5.125% due 4/01/2015                    5,177
                   AAA     Aaa      1,500       (Correctional Facilities Service Contract), Series B, 4.75% due 1/01/2028   1,253
                   --------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      6,250       Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                                116th Series, 4.375% due 10/01/2033 (c)                                     4,836
                   --------------------------------------------------------------------------------------------------------------
                   NR*     Aaa      2,500       Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union College
                                                Project), Series A, 5.45% due 12/01/2029 (a)                                2,374
                   --------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      1,055       Suffolk County, New York, GO, Refunding, Public Improvement, Series
                                                D, 4.75% due 11/01/2019 (c)                                                   910
                   --------------------------------------------------------------------------------------------------------------
                   AAA     Aaa      6,000       Triborough Bridge and Tunnel Authority, New York, General Purpose
                                                Revenue Bonds, Series B, 5.20% due 1/01/2027 (c)                            5,468
=================================================================================================================================
                   Total Investments (Cost--$121,671)--99.4%                                                              110,733
                   Other Assets Less Liabilities--0.6%                                                                        702
                                                                                                                         --------
                   Net Assets--100.0%                                                                                    $111,435
=================================================================================================================================
                   (a) AMBAC Insured.
                   (b) MBIA Insured.
                   (c) FGIC Insured.
                   (d) FSA Insured.
                   (e) FHA Insured.
                   (f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at
                       September 30, 1999.
                   (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
                      *Not Rated.
                      +Highest short-term rating by Moody's Investors Service, Inc.
                   Ratings of issues shown have not been audited by Ernst & Young LLP.

                    See Notes to Financial Statements.
=================================================================================================================================
Portfolio          To simplify the listings of MuniHoldings New York Insured
Abbreviations      Fund III, Inc.'s portfolio holdings in the Schedule of
                   Investments, we have abbreviated the names of many of the
                   securities according to the list below and at right.

                   AMT     Alternative Minimum Tax (subject to)
                   DATES   Daily Adjustable Tax-Exempt Securities
                   GO      General Obligation Bonds
                   IDA     Industrial Development Authority
                   PCR     Pollution Control Revenue Bonds
                   RIB     Residual Interest Bonds
                   RITR    Residual Interest Trust Receipts
                   VRDN    Variable Rate Demand Notes
=================================================================================================================================
Quality Profile    The quality ratings of securities in the Fund as of September 30,
                   1999 were as follows:
                   ----------------------------------------------------------------
                                                                         Percent of
                   S&P Rating/Moody's Rating                             Net Assets
                   ----------------------------------------------------------------
                   AAA/Aaa...............................................   83.2%
                   AA/Aa ................................................    7.3
                   A/A ..................................................    3.4
                   NR (Not Rated) .......................................    2.7
                   Other+................................................    2.8
                   -----------------------------------------------------------
                   +Temporary investments in short-term municipal securities.

                MuniHoldings New York Insured Fund III, Inc., September 30, 1999

--------------------------------------------------------------------------------
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
--------------------------------------------------------------------------------

                   As of September 30, 1999
=================================================================================================================================
Assets:            Investments, at value (identified cost--$121,671,340) (Note 1a)....................               $110,733,475
                   Cash...............................................................................                    100,959
                   Receivables:
                     Interest......................................................................... $  2,067,497
                     Securities sold..................................................................        3,000     2,070,497
                                                                                                       ------------
                   Prepaid expenses...................................................................                      7,239
                                                                                                                     ------------
                   Total assets.......................................................................                112,912,170
                                                                                                                     ------------
=================================================================================================================================
Liabilities:       Payables:
                     Securities purchased.............................................................    1,260,076
                     Offering costs (Note 1e).........................................................      157,003
                     Investment adviser (Note 2)......................................................        3,899     1,420,978
                                                                                                       ------------
                   Accrued expenses and other liabilities.............................................                     55,745
                                                                                                                     ------------
                   Total liabilities..................................................................                  1,476,723
                                                                                                                     ------------
=================================================================================================================================
Net Assets:        Net assets.........................................................................               $111,435,447
                                                                                                                     ------------
=================================================================================================================================
Capital:           Capital Stock (200,000,000 shares authorized) (Note 4):
                     Preferred Stock, par value $.10 per share (2,000 shares of AMPS* issued
                     and outstanding at $25,000 per share liquidation preference).....................               $ 50,000,000
                     Common Stock, par value $.10 per share (5,026,212 shares issued and outstanding). $    502,621
                   Paid-in capital in excess of par...................................................   74,095,304
                   Undistributed investment income--net...............................................      351,323
                   Accumulated realized capital losses on investments--net (Note 5)...................   (2,575,936)
                   Unrealized depreciation on investments--net........................................  (10,937,865)
                                                                                                       ------------
                   Total--Equivalent to $12.22 net asset value per share of Common Stock
                     (market price--$13.25) ..........................................................                 61,435,447
                                                                                                                     ------------
                   Total capital......................................................................               $111,435,447
                                                                                                                     ------------
=================================================================================================================================

                   * Auction Market Preferred Stock.
                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                   For the Period January 29, 1999+ to September 30, 1999
=================================================================================================================================
Investment         Interest and amortization of premium and discount earned...........................               $  4,064,849
Income (Note 1d):

=================================================================================================================================
Expenses:          Investment advisory fees (Note 2).................................................. $    418,133
                   Commission fees (Note 4)...........................................................       75,638
                   Professional fees..................................................................       40,224
                   Transfer agent fees................................................................       21,044
                   Directors' fees and expenses.......................................................       20,955
                   Accounting services (Note 2).......................................................       19,326
                   Printing and shareholder reports...................................................       11,444
                   Listing fees.......................................................................       10,362
                   Custodian fees.....................................................................        6,860
                   Pricing fees.......................................................................        3,804
                   Other..............................................................................        5,964
                                                                                                       ------------
                   Total expenses before reimbursement................................................      633,754
                   Reimbursement of expenses (Note 2).................................................     (283,722)
                                                                                                       ------------
                   Total expenses after reimbursement.................................................                    350,032
                                                                                                                     ------------
                   Investment income--net.............................................................                  3,714,817
                                                                                                                     ------------
=================================================================================================================================
Realized &         Realized loss on investments--net..................................................                 (2,575,936)
Unrealized Loss on Unrealized depreciation on investments--net........................................                (10,937,865)
Investments - Net                                                                                                    ------------
(Notes 1b, 1d & 3) Net Decrease in Net Assets Resulting from Operations...............................               $ (9,798,984)
                                                                                                                     ------------
=================================================================================================================================
                   + Commencement of operations.
                     See Notes to Financial Statements.

                MuniHoldings New York Insured Fund III, Inc., September 30, 1999

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                   For the Period
                                                                                                             January 29, 1999+ to
                   Increase (Decrease) in Net Assets:                                                          September 30, 1999
=================================================================================================================================
Operations:        Investment income -- net...........................................................               $  3,714,817
                   Realized loss on investments -- net................................................                 (2,575,936)
                   Unrealized depreciation on investments -- net......................................                (10,937,865)
                                                                                                                     ------------
                   Net decrease in net assets resulting from operations...............................                 (9,798,984)
                                                                                                                     ------------
=================================================================================================================================
Dividends to       Investment income -- net:
Shareholders         Common Stock.....................................................................                 (2,420,632)
(Note 1f):           Preferred Stock..................................................................                   (942,862)
                                                                                                                     ------------
                   Net decrease in net assets resulting from dividends to shareholders................                 (3,363,494)
                                                                                                                     ------------
=================================================================================================================================
Capital Stock      Proceeds from issuance of Common Stock.............................................                 75,000,000
Transactions       Proceeds from issuance of Preferred Stock..........................................                 50,000,000
(Notes 1e & 4):    Value of shares issued to Common Stock shareholders in reinvestment of dividends...                    257,958
                   Offering costs resulting from the issuance of Common Stock.........................                   (239,038)
                   Offering and underwriting costs resulting from the issuance of Preferred Stock.....                   (521,000)
                                                                                                                     ------------
                   Net increase in net assets derived from capital stock transactions.................                124,497,920
                                                                                                                     ------------
=================================================================================================================================
Net Assets:        Total increase in net assets.......................................................                111,335,442
                   Beginning of period................................................................                    100,005
                                                                                                                     ------------
                   End of period*.....................................................................               $111,435,447
                                                                                                                     ------------
=================================================================================================================================
                   * Undistributed investment income -- net                                                          $    351,323
                                                                                                                     ------------
=================================================================================================================================

                   + Commencement of operations.
                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The following per share data and ratios have been derived                                       For the Period
                   from information provided in the financial statements.                                    January 29, 1999+ to
                   Increase (Decrease) in Net Asset Value:                                                     September 30, 1999
=================================================================================================================================
Per Share          Net asset value, beginning of period...............................................               $      15.00
Operating                                                                                                            ------------
Performance:       Investment income -- net...........................................................                        .74
                   Realized and unrealized loss on investments -- net.................................                      (2.70)
                                                                                                                     ------------
                   Total from investment operations...................................................                      (1.96)
                                                                                                                     ------------
                   Less dividends to Common Stock shareholders from investment income -- net..........                       (.48)
                                                                                                                     ------------
                   Capital charge resulting from issuance of Common Stock.............................                       (.05)
                                                                                                                     ------------
                   Effect of Preferred Stock activity:++
                     Dividends to Preferred Stock shareholders:
                       Investment income -- net.......................................................                       (.19)
                     Capital charge resulting from issuance of Preferred Stock........................                       (.10)
                                                                                                                     ------------
                   Total effect of Preferred Stock activity...........................................                       (.29)
                                                                                                                     ------------
                   Net asset value, end of period.....................................................               $      12.22
                                                                                                                     ------------
                   Market price per share, end of period..............................................               $      13.25
                                                                                                                     ------------
=================================================================================================================================
Total Investment   Based on market price per share....................................................                     (8.43%)++
Return:**                                                                                                            ------------
                   Based on net asset value per share.................................................                    (15.55%)++
                                                                                                                     ------------
=================================================================================================================================
Ratios Based on    Total expenses, net of reimbursement***............................................                       .77%*
Average Net Assets                                                                                                   ------------
Of Common Stock:   Total expenses***..................................................................                      1.39%*
                                                                                                                     ------------
                   Total investment income -- net***..................................................                      8.12%*
                                                                                                                     ------------
                   Amount of dividends to Preferred Stock shareholders................................                      2.06%*
                                                                                                                     ------------
                   Investment income -- net, to Common Stock shareholders.............................                      6.06%*
                                                                                                                     ------------
=================================================================================================================================
Ratios Based on    Total expenses, net of reimbursement...............................................                       .46%*
Total Average                                                                                                        ------------
Net Assets:+++***  Total expenses.....................................................................                       .83%*
                                                                                                                     ------------
                   Total investment income -- net.....................................................                      4.89%*
                                                                                                                     ------------
=================================================================================================================================
Ratios Based on    Dividends to Preferred Stock shareholders..........................................                      3.11%*
Average Net Assets                                                                                                   ------------
Of Preferred Stock:
=================================================================================================================================
Supplemental       Net assets, net of Preferred Stock, end of period (in thousands)...................               $     61,435
Data:                                                                                                                ------------
                   Preferred Stock outstanding, end of period (in thousands)..........................               $     50,000
                                                                                                                     ------------
                   Portfolio turnover.................................................................                     75.38%
                                                                                                                     ------------
=================================================================================================================================
Leverage:          Asset coverage per $1,000..........................................................               $      2,229
                                                                                                                     ------------
=================================================================================================================================
Dividends Per      Investment income -- net                                                                          $        471
Share on Preferred                                                                                                   ------------
Stock Outstanding:
=================================================================================================================================

                    * Annualized.
                   ** Total investment returns based on market value,
                      which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                      See Notes to Financial Statements.
                   ***Do not reflect the effect of dividends to Preferred
                      Stock shareholders.
                     +Commencement of operations.
                    ++The Fund's Preferred Stock was issued on February 22,
                      1999.
                   +++Includes Common and Preferred Stock average net assets.
                    ++Aggregate total investment return.

                MuniHoldings New York Insured Fund III, Inc., September 30, 1999

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:
MuniHoldings New York Insured Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on January 29, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on January 13, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNK. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period January 29, 1999 to September 30, 1999, FAM earned fees of $418,133, of which $268,226 was voluntarily waived. In addition, FAM also reimbursed the Fund $15,496 in additional expenses.

During the period January 29, 1999 to September 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $375,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period January 29, 1999 to September 30, 1999 were $203,396,182 and $82,131,412, respectively.

Net realized gains (losses) for the period January 29, 1999 to September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized        Unrealized
                                                 Gains (Losses)       Losses
--------------------------------------------------------------------------------

Long-term investments........................... $(2,637,736)     $(10,937,865)
Financial futures contracts.....................      61,800                --
                                                 -----------      ------------
Total........................................... $(2,575,936)     $(10,937,865)
                                                 ===========      ============
--------------------------------------------------------------------------------

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $11,016,287, of which $11,607 related to appreciated securities and $11,027,894 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $121,749,762.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period January 29, 1999 to September 30, 1999 increased by 5,000,000 from shares sold and by 19,545 as a result of dividend reinvestment.

                MuniHoldings New York Insured Fund III, Inc., September 30, 1999

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at September 30, 1999 was 3.95%.

In connection with the offering of AMPS, the Board of Directors reclassified 2,000 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period January 29, 1999 to September 30, 1999 increased by 2,000 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period January 29, 1999 to September 30, 1999, MLPF&S, an affiliate of FAM, earned $62,757 as commissions.

5. Capital Loss Carryforward:
At September 30, 1999, the Fund had a net capital loss carryforward of approximately $2,498,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:
On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New York Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings New York Fund, Inc. and MuniHoldings New York Insured Fund II, Inc. in exchange for newly issued shares of MuniHoldings New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have similar investment objectives and are managed by FAM.

7. Subsequent Event:
On October 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067000 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.



--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors,
MuniHoldings New York Insured Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New York Insured Fund III, Inc., including the schedule of investments, as of September 30, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from January 29, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund III, Inc. at September 30, 1999 and the results of its operations, the changes in its net assets, and the financial highlights for the period from January 29, 1999 to September 30, 1999, in conformity with generally accepted accounting principles.


                             /s/ Ernst & Young, LLP


MetroPark, New Jersey
November 11, 1999

                MuniHoldings New York Insured Fund III, Inc., September 30, 1999

--------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

All of the net investment income distributions paid by MuniHoldings New York Insured Fund III, Inc. during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



--------------------------------------------------------------------------------
MANAGED DIVIDEND POLICY
--------------------------------------------------------------------------------

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice  President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MNK